Rule 497(e)

File Nos. 333-203855; 811-23054

EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY

An Individual Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Empower Life & Annuity Insurance Company of New York

Supplement dated December 13, 2023 to the Prospectus and Statement of Additional Information, each dated May 1, 2023

This Supplement dated December 13, 2023 amends certain information contained in the Prospectus and Statement of Additional Information, each dated May 1, 2023.

Effective January 1, 2024, Empower SecureFoundation® II Variable Annuity contracts are no longer for sale.

Effective January 1, 2024, Empower SecureFoundation® II Variable Annuity contracts are closed to new participants and new contributions.

This Supplement must be accompanied by and read in conjunction with the current Prospectus and Statement of Additional Information, each dated May 1, 2023.

Please read this Supplement carefully and retain it for future reference.